Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments

First Quarter Report

March 31, 2020 (unaudited)

	Shares	Value (000)
Common Stocks (95.7%)
Aerospace & Defense (0.7%)
Bharat Electronics Ltd.	1,398,617	$1,371

Auto Components (2.7%)
Balkrishna Industries Ltd.	380,935	3,968
Bharat Forge Ltd.	499,300	1,541
		5,509
Automobiles (3.3%)
Eicher Motors Ltd.	39,116	6,738

Banks (18.9%)
Axis Bank Ltd.	2,267,441	11,337
HDFC Bank Ltd.	870,312	9,918
ICICI Bank Ltd.	3,285,889	14,298
IndusInd Bank Ltd.	571,140	2,673
		38,226
Chemicals (2.4%)
SRF Ltd.	131,999	4,843

Construction & Engineering (7.2%)
KEC International Ltd.	1,363,468	3,344
Larsen & Toubro Ltd.	571,397	6,092
Voltas Ltd.	826,800	5,182
		14,618
Construction Materials (5.6%)
Ramco Cements Ltd. (The)	571,239	3,871
Shree Cement Ltd.	32,497	7,484
		11,355
Consumer Finance (3.1%)
Cholamandalam Investment and Finance Co., Ltd.	2,174,112	4,388
SBI Cards & Payment Services Ltd. (a)	239,417	1,958
		6,346
Electric Utilities (2.8%)
Power Grid Corp. of India Ltd.	2,656,490	5,580

Entertainment (3.4%)
PVR Ltd.	440,656	6,890

Gas Utilities (4.5%)
Indraprastha Gas Ltd.	1,243,752	6,401
Mahanagar Gas Ltd.	250,118	2,707
		9,108
Health Care Providers & Services (3.9%)
Apollo Hospitals Enterprise Ltd.	523,765	7,849

Information Technology Services (10.9%)
Infosys Ltd.	2,121,196	17,574

Larsen & Toubro Infotech Ltd.	237,919	4,453
		22,027
Insurance (5.5%)
ICICI Prudential Life Insurance Co., Ltd.	1,088,792	5,089
SBI Life Insurance Co., Ltd.	714,959	6,059
		11,148
Oil, Gas & Consumable Fuels (6.6%)
Petronet LNG Ltd.	2,729,986	7,208
Reliance Industries Ltd.	416,967	6,080
		13,288
Pharmaceuticals (4.9%)
Eris Lifesciences Ltd.	1,043,398	5,052
Natco Pharma Ltd.	719,027	4,755
		9,807
Thrifts & Mortgage Finance (2.4%)
Aavas Financiers Ltd. (a)	300,880	4,762

Wireless Telecommunication Services (6.9%)
Bharti Airtel Ltd. (a)	2,396,630	13,968
Total Common Stocks (Cost $242,962)		193,433

Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (b) (Cost $2,068)	2,067,683	2,068
Total Investments (96.7%) (Cost $245,030) (c)(d)(e)		195,501
Other Assets in Excess of Liabilities (3.3%)		6,759
Net Assets (100.0%)		$202,260

(a)	Non-income producing security.
(b)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2020, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Liquidity Funds.

(c)

The approximate fair value and percentage of net assets, $191,475,000 and 94.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.

(d)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2020, the Fund did not engage in any cross-trade transactions.

(e)

At March 31, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $16,608,000 and the aggregate gross unrealized depreciation is approximately $66,137,000, resulting in net unrealized depreciation of approximately $49,529,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.2%
Banks	19.6
Information Technology Services	11.3
Construction & Engineering	7.5
Wireless Telecommunication Services	7.1
Oil, Gas & Consumable Fuels	6.8
Construction Materials	5.8
Insurance	5.7
Pharmaceuticals	5.0
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley India Investment Fund, Inc.

Notes to the Portfolio of Investments • March 31, 2020 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers;  (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Fair Value Measurement: FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$1,371	$—	$1,371
Auto Components	—	5,509	—	5,509
Automobiles	—	6,738	—	6,738
Banks	—	38,226	—	38,226
Chemicals	—	4,843	—	4,843
Construction & Engineering	—	14,618	—	14,618
Construction Materials	—	11,355	—	11,355
Consumer Finance	1,958	4,388	—	6,346
Electric Utilities	—	5,580	—	5,580
Entertainment	—	6,890	—	6,890
Gas Utilities	—	9,108	—	9,108
Health Care Providers & Services	—	7,849	—	7,849
Information Technology Services	—	22,027	—	22,027
Insurance	—	11,148	—	11,148
Oil, Gas & Consumable Fuels	—	13,288	—	13,288
Pharmaceuticals	—	9,807	—	9,807
Thrifts & Mortgage Finance	—	4,762	—	4,762
Wireless Telecommunication Services	—	13,968	—	13,968
Total Common Stocks	1,958	191,475	—	193,433
Short-Term Investment
Investment Company	2,068	—	—	2,068
Total Assets	$4,026	$191,475	$—	$195,501

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.